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                                                                   Exhibit 24.1


                                 POWERS OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of James C. Saxton and Douglas W. Hensley, with full power of substitution, his or her true and lawful attorney to execute in his or her name in any and all capacities any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Saxton Incorporated Management Stock Option Incentive Plan (the "Plan"), including without limitation, additional Registration Statements on Form S-8 relating to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has signed his/her name hereto as of August 6, 1999.


 /s/  James C. Saxton                     /s/ Michele Saxton Pori
 -----------------------------------          --------------------------------
      James C. Saxton                         Michele Saxton Pori


  /s/ Timothy J. Adams                    /s/ Paul Eisenberg
 -----------------------------------          --------------------------------
      Timothy J. Adams                        Paul Eisenberg


 /s/  Marc Hechter                        /s/ Robert L. Seale
 -----------------------------------          --------------------------------
      Marc Hechter                            Robert L. Seale


 /s/  Bernard J. Mikell, Jr.              /s/ Robert R. Barengo
 -----------------------------------          --------------------------------
      Bernard J. Mikell, Jr.                  Robert R. Barengo


 /s/  Kirk Scherer                        /s/ Robert A. Hynote
 -----------------------------------          --------------------------------
      Kirk Scherer                            Robert A. Hynote


 /s/  Douglas W. Hensley
 -----------------------------------
      Douglas W. Hensley